[TO COME]


EXHIBIT A

 CHESAPEAKE FINANCIAL SHARES, INC.
                                             AND SUBSIDIARIES

                                           Kilmarnock, Virginia

                                       CONSOLIDATED FINANCIAL REPORT

                                             DECEMBER 31, 1997







EXHIBIT B

 CHESAPEAKE FINANCIAL SHARES, INC.
                                             AND SUBSIDIARIES

                                           Kilmarnock, Virginia

REGISTRANT'S DEFINITIVE PROXY STATEMENT

 DATED MARCH 10, 1998

                                       31